                             SECOND AMENDMENT AGREEMENT
                             --------------------------


              AGREEMENT, dated as of August 26, 1996, among TRANS-LUX CORPORATION, a Delaware corporation, TRANS-LUX CONSULTING CORPORATION, a Delaware corporation, TRANS-LUX SIGN CORPORATION, a Delaware corporation, TRANS-LUX MONTEZUMA CORPORATION, a New Mexico corporation, INTEGRATED SYSTEMS ENGINEERING, INC., a Utah corporation, the GUARANTORS, and FIRST UNION BANK OF CONNECTICUT (formerly known as First Fidelity Bank), a Connecticut banking corporation.

                                     Background
                                     ----------

              A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of August 28, 1995, between Trans-Lux Corporation, Trans-Lux Consulting Corporation, Trans-Lux Sign Corporation, Trans-Lux Montezuma Corporation, Integrated Systems Engineering, Inc., and First Union Bank of Connecticut (as amended, modified or supplemented from time to time, the "Credit Agreement").

              B. The Borrowers have requested that the Lender extend to TLX a discretionary line of credit facility in the original principal amount of $3,000,000.

              C. The Lender has agreed to the Borrowers' request subject to the terms and conditions of this Agreement.

                                     Agreement
                                     ---------

              In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

              1.  Modifications.  All the terms and provisions of the
                  -------------
         Credit Agreement and the other Loan Documents shall remain in full force and effect except as follows:


                   (a) The definition of "Loans" contained in Annex A to the Credit Agreement, is deleted and the following is substituted therefor:

                   "Loans" shall mean Loan A, Loan B, Loan C and Loan D.
                    -----

                   (b) The definition of "Notes" contained in Annex A to the Credit Agreement is deleted and the following is substituted therefor:

                   "Notes" Shall mean Note A, Note B, Note C and Note D.
                    -----


                   (c) The following is added as subsection (d) to Schedule
                                                                   --------
         "1.2" of the Credit Agreement and current subsections (d) - (g)
         -----
         are relettered accordingly:

                        (d)  Loan D.  (i) TLX shall pay interest on the
                             ------
                   outstanding balance of Loan D at an annual interest rate equal to two hundred basis points (2.00%) above USD-LIBOR-BBA, as more fully set forth in subsection (g) below.

                             (ii) Unless sooner paid, TLX shall pay to
                   Lender all outstanding indebtedness under Loan D on the Loan D Termination Date.

                   (d) The following is added as Section 4 to Schedule
                                                              --------
          "1.3" of the Credit Agreement:
          -----

                             4.   Loan D:  Fund certain expenses of TLX
                   under the New York Mercantile Exchange and the Chicago Board of Trade contracts to which TLX is a party and for general working capital purposes.

                  (e) The following is added as Section VI to Annex B of
                                                              -------
         the Credit Agreement:

                        VI.  LOAN D.  The following shall be express
                             ------
                   conditions precedent to Lender's extension of Loan D to
                   TLX:

                        (a) Second Amendment Agreement.  The Second
                            --------------------------
                   Amendment Agreement dated as of August 23, 1996, duly executed by the parties thereto.

                        (b) Note D.  Duly executed Note D to the order of
                            ------
                   Lender.

                        (c) Mortgage Modification Agreements.  Agreements
                            --------------------------------
                   modifying the mortgages and deeds of trust to Lender to secure the Obligations, duly executed, witnessed and notarized.

                        (d) Secretary's Certificate.  A certificate of the
                            -----------------------
                   Secretary or an Assistant Secretary of each Borrower and Guarantor certifying (A) the resolutions adopted by the

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                   Board of Directors of each Borrower and Guarantor
                   approving each Loan Document with respect to Loan D, (B) all documents evidencing other necessary corporate action by Borrowers and Guarantors and required governmental and third party approvals with respect to each such Loan Document, (C) the names and true signatures of the authorized officers of the Borrowers and the Guarantors, and (D) the Articles of Incorporation and Bylaws originally delivered in connection with the Credit Agreement remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

                        (e) Legal Opinion.  An opinion of counsel to
                            -------------
                   Borrowers and Guarantors which shall include an opinion as to enforceability of the Loan Documents with respect to Loan D under Connecticut law and such other matters incident to the transactions contemplated hereby as Lender may reasonably require.

                   (f) The following is added as subsection (a)(iv) to Schedule "1.1" of the Credit Agreement:
          --------------

                        (iv)  Loan D.  (A) Upon and subject to the terms of
                              ------
                   the Credit Agreement, Lender agrees to make Loan D to TLX on the Loan D Closing Date, in an aggregate principal amount at any time not to exceed $3,000,000. So long as a Default or an Event of Default does not then exist, TLX may borrow, repay and reborrow amounts under Loan D. Loan D shall be evidenced by Note D dated the Loan D Closing Date.

                             (B) TLX shall notify Lender of its request for
                   a borrowing under Loan D as provided in subsection (C) below and, subject to subsection (C) below, on the date specified for such borrowing, Lender, in its sole and absolute discretion, shall make available the amount of such borrowing in immediately available funds for the account of TLX.

                             (C) Each request for a borrowing under Loan D,
                   shall be in a minimum amount of $10,000, or any multiple thereof, and shall be given in writing (by facsimile, hand delivery or U.S Mail) by TLX to Lender at the address set forth in Section 10.10 of the Credit
                                        -------------
                   Agreement no later than 1:00 p.m. (Hartford, Connecticut time) on the Business Day of the proposed requested borrowing. Each such request for a borrowing (a "Request for Borrowing") shall be substantially in
                       ---------------------
                   the form of Exhibit D-1 hereto and Lender shall be
                               -----------
                   entitled to rely upon and shall be fully protected under the Credit Agreement in relying upon any Request for Borrowing believed by Lender to be genuine and to assume that the persons executing and delivering the same were fully authorized unless a responsible individual acting

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                   thereon for Lender shall have actual knowledge to the
                   contrary.

                             (D) In the event that the outstanding balance
                   of Loan D shall, at any time, exceed the amount of $3,000,000, TLX agrees to immediately repay Loan D in the amount of such excess; notwithstanding the foregoing, such excess balance shall nevertheless constitute obligations that are secured by the Collateral and entitled to all of the benefits thereof and of the Loan Documents and shall be evidenced by Note D.

                             (E) TLX shall have the right at any time on 30
                   days' prior written notice to Lender to voluntarily terminate Loan D (in whole but not in part), without premium or penalty. Upon such termination, TLX's right to receive borrowings under Loan D shall simultaneously terminate and on the date of such termination TLX shall pay Lender, in immediately available funds, all indebtedness outstanding under Note D.

                   (g) The following definitions are added to Annex A of the Credit Agreement in the appropriate alphabetical order:

                        "Loan D" shall mean the discretionary line of
                         ------
                   credit facility extended by Lender to TLX in the original principal amount of $3,000,000, evidenced by Note D.

                        "Loan D Closing Date" shall mean August 26, 1996.
                         -------------------

                        "Loan D Termination Date" shall mean January 31,
                         -----------------------
                   1997.

                        "Note D" shall mean the Promissory Note in the
                         ------
                   original principal amount of $3,000,000, in the form of the attached Exhibit "A-4".
                                -------------

                   (h) Exhibits "A-4" and "D-1" attached hereto are deemed attached to the Credit Agreement as Exhibit "A-4" and "D-1".

                   (i) Section 7.01 of the Credit Agreement is deleted and the following is substituted therefor:

                       7.01 Duration.  Unless Lender exercises its rights
                            --------
                   under Sections 8.01 and 8.2 hereof, the Obligations shall become immediately due and payable in full, in cash, as follows:

                            Loan A:  the Term Loan Maturity Date
                            Loan B:  the Term Loan Maturity Date

                            Loan C:  the Loan C Commitment Termination
                                     Date
                            Loan D:  the Loan D Termination Date

                   (j) The following is added as Section 4 to Schedule "A" of the Guaranties:

                       4. $3,000,000 discretionary loan facility extended to TLX.

              2.  Conditions to Effectiveness.  This Agreement shall not be
                  ---------------------------
         effective until such date as the Lender shall have received the following, all in form, scope and content acceptable to the Lender in its sole discretion:

                  (a)  Amendment Agreement.  This Agreement duly executed
                       -------------------
         by the parties hereto;

                  (b) Real Estate Documents.  Mortgage Modification
                      ---------------------
         Agreements with respect to each of the mortgages or deeds of trust granted to secure the Obligations; and

                  (c) Other.  Such other agreements and instruments as the
                      -----
         Lender shall reasonably require.

              3.  Reaffirmation By Borrowers.  The Borrowers acknowledge
                  --------------------------
         and agree, and reaffirm, that each is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that each is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and reasonable attorneys' fees as and to the extent provided in this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrowers hereby restate and agree to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirm that all of the representations and warranties contained in the Credit Agreement and the other Loan Documents remain true and correct in all material respects with the exception that the financial statements described therein are deemed true as of the date made. The Borrowers represent that except as set forth in the Credit Agreement and the other Loan Documents, there are not pending, or to each Borrower's knowledge threatened, legal proceedings to which the Borrowers or any of the Guarantors is a party, which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrowers or any of the Guarantors to conduct its business on a consolidated basis. The Borrowers and each of the Guarantors acknowledge and represent that the resolutions of each dated July 27, 1995, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

              4.  Reaffirmation by Guarantors.  Each of the Guarantors
                  ---------------------------
         acknowledges that each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirm that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses the indebtedness of each of the Loans, including, without limitation, Loan D.

              5.  Other Representations By Borrowers and Guarantors.  The
                  -------------------------------------------------
         Borrowers and the Guarantors each represent and confirm that (a) no Default or Event of Default has occurred and is continuing and Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrowers and the Guarantors in accordance with the terms thereof. The Borrowers and the Guarantors each represent and confirm that as of the date hereof, each has no claim or defense (and the Borrowers and the Guarantors each hereby waive every claim and defense as of the date hereof) against Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

              6.  No Waiver By Lender.  The Borrowers and the Guarantors
                  -------------------
         each acknowledge that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrowers under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

              The parties have executed this Agreement as of the date first written above.

                           BORROWERS:

                           TRANS-LUX CORPORATION

                             /s/ Victor Liss
                           By . . . . . . . . . . . . . . .
                                 Victor Liss
                                 Title:  President

                             /s/ Angela Toppi
                           By . . . . . . . . . . . . . . .
                                 Angela Toppi
                                 Title:  Senior Vice President and
                                   Chief Financial Officer

                           TRANS-LUX CONSULTING
                                 CORPORATION

                             /s/ Victor Liss
                           By . . . . . . . . . . . . . . .
                                 Victor Liss
                                 Title:  President

                             /s/ Angela Toppi
                           By . . . . . . . . . . . . . . .
                                 Angela Toppi
                                 Title:  Senior Vice President and
                                   Chief Financial Officer


                           TRANS-LUX SIGN CORPORATION

                             /s/ Victor Liss
                           By . . . . . . . . . . . . . . .
                                 Victor Liss
                                 Title:  President

                             /s/ Angela Toppi
                           By . . . . . . . . . . . . . . .
                                 Angela Toppi
                                 Title:  Senior Vice President and
                                   Chief Financial Officer

                           TRANS-LUX MONTEZUMA
                                CORPORATION

                             /s/ Victor Liss
                           By . . . . . . . . . . . . . . .
                                 Victor Liss
                                 Title:  President

                             /s/ Angela Toppi
                           By . . . . . . . . . . . . . . .
                                 Angela Toppi
                                 Title:  Senior Vice President and
                                   Chief Financial Officer


                           INTEGRATED SYSTEMS
                                ENGINEERING, INC.

                             /s/ Victor Liss
                           By . . . . . . . . . . . . . . .
                                 Victor Liss
                                 Title:  President

                             /s/ Angela Toppi
                           By . . . . . . . . . . . . . . .
                                 Angela Toppi
                                 Title:  Senior Vice President and
                                   Chief Financial Officer

                           GUARANTORS:

                           TRANS-LUX SIGN CORPORATION
                           TRANS-LUX CONSULTING CORPORATION
                           SAUNDERS REALTY CORPORATION
                           TRANS-LUX CANADA, LTD.
                           TRANS-LUX COCTEAU CORPORATION
                           TRANS-LUX COLORADO CORPORATION
                           TRANS-LUX CREDIT TERMINAL
                                 CORPORATION
                           TRANS-LUX DURANGO CORPORATION
                           TRANS-LUX EXPERIENCE CORPORATION
                           TRANS-LUX HIGH FIVE CORPORATION

                           TRANS-LUX INVESTMENT CORPORATION
                           TRANS-LUX LOMA CORPORATION
                           TRANS-LUX MONTEZUMA CORPORATION
                           TRANS-LUX MULTIMEDIA CORPORATION
                           TRANS-LUX PENNSYLVANIA
                                 CORPORATION
                           TRANS-LUX SEAPORT CORPORATION
                           TRANS-LUX SERVICE CORPORATION
                           TRANS-LUX SOUTHWEST CORPORATION
                           TRANS-LUX STORYTELLER CORPORATION
                           TRANS-LUX SYNDICATED PROGRAMS
                                 CORPORATION
                           TRANS-LUX TAOS CORPORATION
                           TRANS-LUX THEATRES CORPORATION
                           TRANS-LUX YUCCA CORPORATION
                           TRANS-LUX LOVELAND CORPORATION
                           INTEGRATED SYSTEMS ENGINEERING,
                                 INC.
                           TRANS-LUX PTY, LTD

                             /s/ Victor Liss
                           By . . . . . . . . . . . . . . .
                                 Victor Liss
                                 Title:  President

                             /s/ Angela Toppi
                           By . . . . . . . . . . . . . . .
                                 Angela Toppi
                                 Title:  Senior Vice President and
                                   Chief Financial Officer

                           LENDER:

                           FIRST UNION BANK OF
                                CONNECTICUT

                             /s/ Anne S. Wilson
                           By . . . . . . . . . . . . . . .
                                 Anne S. Wilson
                                 Title:  Vice President